SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2000

                           VIRTUAL ACADEMICS.COM, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    33-25900                    75-228820
----------------------------      ----------------           -------------------
(State or other jurisdiction      (Commission File              (IRS Employer
      of incorporation)               Number)                Identification No.)

6421 Congress Avenue, Suite 201, Boca Raton, Florida              33487
----------------------------------------------------         ----------------
      (Address of principal executive offices)                  (Zip Code)

Registrants telephone number, including area code     (561) 994-4446
                                                 -------------------------

Item 4.  Changes in Registrants Certifying Accountants

         In connection with the Form 8-K of Virtual Academics.Com, Inc. (the "Company") filed on August 30, 2000 and reporting an event dated August 28, 2000, the Company herewith files the letter dated August 30, 2000 of Sweeney, Gates & Co.

Item 7.  Financial Statements and Exhibits

         (a)      None

         (b)      None

         (c)      Exhibits

         Exhibit 16.1 - Letter addressed to the Securities and Exchange Commission from Sweeney, Gates & Co.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VIRTUAL ACADEMICS.COM, INC.


Date: August 31, 2000                  By: /s/  Steven Bettinger
                                          --------------------------------------
                                           Steven Bettinger
                                           President and Chief Operating Officer

                                 Exhibit Index

Exhibit No.     Exhibit Description
-----------     -------------------
   16.1         Letter addressed to the Securities and Exchange Commission from Sweeney, Gates & Co.